This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL
							  series.

15.A) Custodian/Sub-custodian: ING BANK UKRAINE
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: KIEV                State:
	Zip Code:       Zip Ext.:
   D) Foreign Country: UKRAINE
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL
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15.A) Custodian/Sub-custodian: HSBC BANK MIDDLE EAST LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: DUBAI                State:
	Zip Code:       Zip Ext.:
   D) Foreign Country: UNITED ARAB EMIRATES
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL
							  series.

15.A) Custodian/Sub-custodian: HONG KONG AND SHANGAI BANKING CORP, LTD
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: HO CHI MINH CITY                State:
	Zip Code:       Zip Ext.:
   D) Foreign Country: VIETNAM
					Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL
							  series.

15.A) Custodian/Sub-custodian: BARCLAYS BANK OF ZAMBIA PLC.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: LUSAKA                State:
	Zip Code:       Zip Ext.:
   D) Foreign Country: ZAMBIA
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL
							  series.

15.A) Custodian/Sub-custodian: BARCLAYS BANK OF ZIMBABWE LIMITED.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: HARARE                State:
	Zip Code:       Zip Ext.:
   D) Foreign Country: ZIMBABWE
	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9